Consolidated Balance Sheets (Parentheticals) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Allowances for bad debts and cash discounts	$ 183	$ 100
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	8,868,716	8,344,975
Treasury stock, shares (in shares)	1,493,128	1,488,966